UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

Cemtrex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

276 Greenpoint Ave Bld. 8 Suite 208 Brooklyn, NY	11222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2026, the Annual Meeting of Shareholders (the “Annual Meeting”) of Cemtrex Inc. (“Centrex” or “Company”) was held. information about the proposals set forth, please see the Company’s 2025 Proxy Statement. On the record date of March 17, 2026, there were 10,078,089 shares of the Company’s common stock issued, outstanding and entitled to vote, 5,553,638 votes of the Company’s Series 1 Preferred Stock, and 100,881,671 votes of the Company’s Series C Preferred Stock held by Saagar Govil, CEO and Chairman of the Board of Directors of the Company, for a total of 116,513,938 voting shares. At the Annual Meeting, a total of 107,636,697 voting shares (for a quorum of 92.38%) were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1 – Voting to elect four nominees to the Company’s Board of Directors (the “Board”) for a one-year expiring at the next Annual Meeting of Shareholders, or until their successors are elected and qualified.

	Number of Votes
Nominee	For	Abstain	Broker Non-Votes
Saagar Govil	102,741,275	495,703	4,399,719
Brian Kwon	102,988,319	248,658	4,399,720
Manpreet Singh	102,954,394	282,583	4,399,720
Mitodi Filipov	102,987,501	249,476	4,399,720

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

Proposal 2 - Ratification of the Appointment of the Company’s Independent registered public accounting firm: Voting to ratify Grassi Co. Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026:

●	For: 107,273,002
●	Against: 125,857
●	Abstain; 237,838

Proposal 2 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: May 15, 2026	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer

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